Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 3, 2012 and is executed and delivered by and among NACCO MATERIALS HANDLING GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below), as amended hereby.

RECITALS

A.    Reference is made to that certain Credit Agreement, dated as of June 22, 2012, by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”).

B.    The Credit Parties have requested that the Lenders and the Administrative Agent agree to amend the terms of the Credit Agreement as set forth below. The Lenders and the Administrative Agent have agreed to these requests, but only upon and subject to the terms and conditions set forth herein.

AGREEMENT

1.    Amendment. Subject to the satisfaction of the conditions precedent set forth in Paragraph 3 below, from and after the date hereof (the “First Amendment Effective Date”), the Credit Agreement is hereby amended as follows:

(a)    The definition of “Fixed Charge Coverage Ratio” now appearing in Section 1.01 of the Credit Agreement is hereby amended to insert the following at the end thereof:
“Notwithstanding the foregoing and solely for purposes of this definition, the calculation of “Restricted Payments” for any period that includes the date of the December 2012 Dividend (as defined below) shall exclude the December 2012 Dividend.
For purposes of this definition, “December 2012 Dividend” shall mean a one-time dividend made by NMHG Holding to its shareholders during the month of December, 2012, in an amount not to exceed the lesser of $2.00 per share and $34,000,000.”

(b)    The definition of “NMHG Holding” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“NMHG Holding” means Hyster-Yale Materials Handling, Inc., a Delaware corporation, formerly NMHG Holding Co. following a name change effective June 27, 2012, together with its successors and assigns.
(c)    The definition of Hyster-Yale in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Hyster-Yale” means Hyster-Yale Materials Handling, Inc., a Delaware corporation that merged with and into NMHG Holding, effective as of June 27, 2012, pursuant to the Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on such date, with NMHG Holding as the surviving company
(d)    Clause (a) of Section 9.06 of Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    Neither NMHG Holding nor Borrower may make any cash dividend or other distribution, direct or indirect, on account of any shares of, or interests in, any class of Capital Stock of such Person (a “Dividend”), except NMHG Holding and Borrower may make Dividends; provided that no such Dividend shall be permitted unless each of the following conditions is satisfied:
(i)     no Default has occurred or is continuing, and, after giving effect to such Dividend, no Default would occur or be continuing; and
(ii)    either:
(I)    the Lowest Thirty Day Availability is greater than or equal to an amount equal to thirty percent (30%) of the aggregate Existing ABL Credit Agreement Commitments; or
(II)    both:
(A)    the Lowest Thirty Day Availability is greater than or equal to an amount equal to twenty percent (20%) of the aggregate Existing ABL Credit Agreement Commitments; and
(B)    after giving effect to the payment of such Dividend, NMHG Holding and its Subsidiaries shall have a Fixed Charge Coverage Ratio of at least the FCCR Minimum on a pro forma basis, computed for the most recent fiscal quarter for which financial statements have been delivered hereunder”
2.    Waiver of Requirement to Deliver Foreign Law Governed Pledge of Capital Stock of NMHG Mexico, S.A. de C.V.. Subject to the conditions herein, the Required Lenders hereby waive the requirement of Section 8.17(b) of the Credit Agreement requiring the delivery of a foreign law governed pledge agreement and foreign counsel legal opinion with respect to the pledge of 65% of the Capital Stock of NMHG Mexico, S.A. de C.V. This waiver is a one-time waiver and is expressly limited to the purposes and matters set forth herein.

3.    Effectiveness. This Amendment shall be effective as of the First Amendment Effective Date, upon receipt by the Administrative Agent of each agreement, document and instrument set forth below and subject to the satisfaction of the following conditions precedent, in each case to the satisfaction of each of the Administrative Agent and the Lenders party hereto in their sole discretion:

(a)    Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

(b)    Payment of Fees. The Borrower shall have paid (i) an amendment fee to each Lender executing this Amendment equal to 0.065% of the outstanding Loans of such Lender on the First Amendment Effective Date, (ii) all reasonable out-of-pocket costs and expenses due and payable to the Administrative Agent and Lenders on the date hereof, including without limitation, the reasonable fees and out-of-pocket costs and expenses of Moore & Van Allen PLLC as counsel to the Administrative Agent, and (iii) all other fees to be paid to the Administrative Agent and the Arranger on or before the First Amendment Effective Date.
(c)    Representations and Warranties. All of the representations and warranties contained in Paragraph 4(b) below are true and correct.

(d)    No Default. No Default exists under the Loan Documents or would result after giving effect to the transactions contemplated by this Amendment.

4.    Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders with respect to such Credit Party as follows:

(a)     After giving effect to this Amendment, no Default exists;

(b)     After giving effect to this Amendment, all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(c)    The execution, delivery and performance by such Credit Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not: (i) contravene the terms of any of such Person’s Constituent Documents; (ii) conflict with or result in any breach or contravention of, or result in or require the creation of any Lien under (x) any Contractual Obligation to which such Person is a party or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Requirements of Law in any material respect; and

(d)     No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against such Credit Party of this Amendment other than those that have already been obtained and are in full force and effect.

5.    Ratification of Credit Agreement. Except as expressly modified, amended or waived in this Amendment, all of the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Credit Agreement and the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Except in connection with the amendments and waiver expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, as amended by this Amendment, except as expressly set forth herein. Each of the Credit Parties acknowledges and expressly agrees that the Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents, as amended herein. No Credit Party has knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents or to the effectiveness of the Loan Documents.

6.    Expenses. The Credit Parties agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent, in accordance with Section 13.04 of the Credit Agreement.

7.    Binding on Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.    Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Amendment.

9.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.    Entire Agreement. This Amendment constitutes the entire agreement among the parties with respect to only the specific subject matter hereof, and supersedes all prior negotiations, representations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements or understandings with respect thereof.

11.    No Waiver. No waiver, modification or amendment of any provision of this Amendment shall be effective unless specifically made in writing and duly signed by the party purportedly making such waiver.

12.    Counterparts. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts taken together shall constitute but one and the same Amendment. Signatures by facsimile or electronic copy shall bind the parties hereto.

13.    Titles. Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provisions hereof.

14.    Exercise of Rights. No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

15.    Loan Document. The Borrower affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

16.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

17.    Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

18.    Affirmation of Liens. Each Credit Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Collateral Documents) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

BORROWER:            NACCO MATERIALS HANDING GROUP, INC.,
a Delaware corporation

By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and Secretary

GUARANTORS:        HYSTER-YALE MATERIALS HANDLING, INC.,
a Delaware corporation

By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and Secretary

HYSTER OVERSEAS CAPITAL CORPORATION, LLC,
a Delaware limited liability company

By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Secretary

NMHG OREGON, LLC,
an Oregon limited liability company

By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Assistant Secretary

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Tiffany Shin
Name: Tiffany Shin
Title: Assistant Vice President

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Daryl K. Hogge
Name: Daryl K. Hogge
Title: Senior Vice President

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

FirstMerit Bank, N.A.,
as a Lender

By:	/s/ Brett Johnson
Name: Brett Johnson
Title: Vice President

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Rebecca A. Ford
Name: Rebecca A. Ford
Title: Duly Authorized Signature

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC Bank USA, National Association
as a Lender

By:	/s/ Mike A. Mitchell
Name: Mike A. Mitchell
Title: Vice President

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

OneWest Bank, FSB,
as a Lender

By:	/s/ John Farrace
Name: John Farrace
Title: EVP

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

TriState Capital Bank
as a Lender

By:	/s/ Timothy A. Merriman
Name: Timothy A. Merriman
Title: Senior Vice President

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

GE CAPITAL BANK,
as a Lender

By:	/s/ Heather-Leigh Glade
Name: Heather-Leigh Glade
Title: Duly Authorized Signature

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

NACCO MATERIALS HANDLING GROUP, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT